UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

PROLOGIS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-13545	94-3281941
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California 94111

(Address of Principal Executive Offices, including Zip Code)

(415) 394-9000

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 26, 2013, Prologis, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Citigroup Global Markets Inc. (“Citi”), pursuant to which the Company appointed Merrill Lynch and Citi to act as its sales agents with respect to the issuance and sale over time and from time to time of shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $750,000,000 (the “Shares”) in an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended. A copy of the Agreement has been filed as Exhibit 1.1 to this report and is incorporated herein by reference. Pursuant to the Agreement, each of Merrill Lynch and Citi are entitled to receive compensation in the amount of up to 2.0% of the gross sales price of the Shares sold by it pursuant to the Agreement. The offering of the Shares will terminate upon the earlier of (i) the sale of all of the shares of the Company’s common stock subject to the Agreement, or (ii) termination of the Agreement upon the occurrence of certain events.

The Shares are subject to the Registration Statement that the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 30, 2011 relating to the public offering from time to time of securities of the Company pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with the Company filing with the SEC a prospectus supplement, dated June 26, 2013, to the Company’s prospectus, dated December 20, 2012, relating to the public offering of the Shares, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 26, 2013, among Prologis, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: June 26, 2013	By:	/s/ Michael T. Blair
Name: Michael T. Blair Title: Managing Director, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 26, 2013, among Prologis, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (contained in Exhibit 5.1 hereto).